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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 16, 2000

                         BRUSH ENGINEERED MATERIALS INC.
             (Exact name of registrant as specified in its charter)



            Ohio                       333-95917                  34-1919973
(State or other jurisdiction     (Commission File No.)          (IRS Employer
      of incorporation)                                      Identification No.)

           17876 St. Clair Avenue, Cleveland, Ohio           44110
         (Address of principal executive offices)         (Zip Code)

         Registrant's telephone number, including area code:  (216) 486-4200

                                       N/A
          (Former name or former address, if changed since last report)

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Item 1.  Change in Control.

         Pursuant to an Agreement of Merger, Brush Merger Co., an Ohio corporation, merged with and into Brush Wellman Inc., an Ohio corporation ("Brush"), with Brush being the surviving corporation (the "Merger"). In connection with the Merger, each outstanding share of Brush's common stock, par value $1.00 per share (a "Brush Common Share"), other than Brush Common Shares with respect to which dissenters' rights were exercised, was converted into one share of common stock (a "Common Share") of Brush Engineered Materials Inc., an Ohio corporation (the "Company"), with the result that the Company, formerly a subsidiary of Brush, is the publicly held corporation and Brush is a wholly-owned subsidiary of the Company. Except for one holder of two Brush Common Shares, as to which dissenters' rights were exercised, the shareholders of Brush immediately prior to the Merger were the shareholders of the Company immediately after the Merger.

         The Merger was effective on May 16, 2000. The Common Shares are deemed to be registered under Section 12(g) of the Securities Exchange Act of 1934, as amended, pursuant to Rule 12g-3(a) promulgated thereunder.

Item 5.  Other Events.

         A.    Adoption of Rights Plan

         On May 10, 2000, the Company declared a dividend distribution of one right (a "Right") for each Common Share outstanding as of the close of business on May 16, 2000 (the "Record Date"), pursuant to the terms of a Rights Agreement, dated as of May 10, 2000 (the "Rights Agreement"), between the Company and National City Bank, N.A., as the Rights Agent. Each Right entitles the registered holder to purchase from the Company one one-hundredth of a share of Series A Junior Participating Preferred Stock, without par value (a "Preferred Share"), of the Company at a price of $110.00 per one one-hundredth of a Preferred Share, subject to adjustment. The Rights Agreement also provides, subject to specified exceptions and limitations, that Common Shares issued or delivered from the Company's treasury after the Record Date will be entitled to and accompanied by Rights. The Rights are in all respects subject to and governed by the provisions of the Rights Agreement, a copy of which (including all exhibits thereto) is filed as Exhibit 4(a) hereto and incorporated herein by this reference. A summary description of the Rights is set forth in Exhibit C to the Rights Agreement.

         B.    Press Release

         On May 16, 2000, Brush Engineered Materials Inc. distributed the press release that is filed as an exhibit hereto and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit  Description of Document
-------  -----------------------
2 Agreement of Merger, dated as of May 16, 2000, by and among Brush Merger Co., Brush Wellman Inc. and Brush Engineered Materials Inc. (filed as Annex A to the Registration Statement on Form S-4 filed by the Company on February 1, 2000, Registration No. 333-95917), incorporated herein by reference.

3(a) Amended and Restated Articles of Incorporation of Brush Engineered Materials Inc. (filed as Annex B to the Registration Statement on Form S-4 filed by the Company on February 1, 2000, Registration No. 333-95917), incorporated herein by reference.

3(b) Amended and Restated Code of Regulations of Brush Engineered Materials Inc. (filed as Exhibit 4(b) to the Current Report on

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         Form 8-K filed by Brush Wellman Inc. on May 16, 2000), incorporated herein by reference.

 4(a) Rights Agreement, dated as of May 10, 2000, by and between Brush Engineered Materials Inc. and National City Bank, N.A., as Rights Agent.

 4(b) Form of Temporary Stock Certificate for shares of Common Stock of Brush Engineered Materials Inc.

 99      Press Release of Brush Engineered Materials Inc., dated May 16, 2000.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BRUSH ENGINEERED MATERIALS INC.


                                       By:   /s/ Michael C. Hasychak
                                       -----------------------------
                                       Michael C. Hasychak
                                       Secretary

Date:  May 16, 2000




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                                  EXHIBIT INDEX


Exhibit  Description of Exhibit
-------  ----------------------
 2 Agreement of Merger, dated as of May 16, 2000, by and among Brush Merger Co., Brush Wellman Inc. and Brush Engineered Materials Inc. (filed as Annex A to the Registration Statement on Form S-4 filed by the Company on February 1, 2000, Registration No. 333-95917), incorporated herein by reference.

 3(a) Amended and Restated Articles of Incorporation of Brush Engineered Materials Inc. (filed as Annex B to the Registration Statement on Form S-4 filed by the Company on February 1, 2000, Registration No. 333-95917), incorporated herein by reference.

 3(b) Amended and Restated Code of Regulations of Brush Engineered Materials Inc. (filed as Exhibit 4(b) to the Current Report on Form 8-K filed by Brush Wellman Inc. on May 16, 2000), incorporated herein by reference.

 4(a) Rights Agreement, dated as of May 10, 2000, by and between Brush Engineered Materials Inc. and National City Bank, N.A., as Rights Agent.

 4(b) Form of Temporary Stock Certificate for shares of Common Stock of Brush Engineered Materials Inc.

 99      Press Release of Brush Engineered Materials Inc., dated May 16, 2000.